Aristotle Value Equity Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 97.8%	Shares	Value
Communication Services - 6.3%
Alphabet, Inc. - Class C	55,400	$ 19,574,482
Verizon Communications, Inc.	205,300	8,692,402
		28,266,884

Consumer Discretionary - 5.7%
Lennar Corp. - Class A	90,600	8,198,394
Lennar Corp. - Class B	78	6,919
Lowe's Cos., Inc.	34,800	7,673,052
Sony Group Corp. - ADR	475,800	9,544,548
		25,422,913

Consumer Staples - 5.5%
Coca-Cola Co.	125,000	10,158,750
McCormick & Co., Inc.	143,200	7,220,144
Procter & Gamble Co.	50,200	7,361,328
		24,740,222

Energy - 4.0%
Chevron Corp.	50,000	8,288,000
TotalEnergies SE	122,400	9,517,824
		17,805,824

Financials - 20.8%
American International Group, Inc.	115,000	8,570,950
Ameriprise Financial, Inc.	24,200	11,101,992
Blackstone, Inc.	57,000	6,707,190
Capital One Financial Corp.	73,500	14,745,570
Cullen/Frost Bankers, Inc.	50,000	7,726,000
Mitsubishi UFJ Financial Group, Inc. - ADR (a)	596,500	11,864,385
PNC Financial Services Group, Inc.	43,800	10,784,436
US Bancorp	197,700	11,941,080
Wells Fargo & Co.	113,900	9,412,696
		92,854,299

Health Care - 9.5%
Alcon AG (a)	96,000	6,441,600
Amgen, Inc.	32,900	11,913,748
Edwards Lifesciences Corp. (b)	99,700	9,018,862
Medtronic PLC	72,600	5,679,498
Merck & Co., Inc.	74,000	9,509,000
		42,562,708

Industrials - 11.0%
General Dynamics Corp.	29,700	10,520,928
Oshkosh Corp.	51,800	7,950,264
Parker-Hannifin Corp.	22,900	22,398,948
Uber Technologies, Inc. (b)	112,400	8,110,784
		48,980,924

Information Technology - 18.2%
Adobe, Inc. (b)	24,900	5,104,998

Autodesk, Inc. (b)	44,500		8,651,690
Microchip Technology, Inc.	119,700		10,916,640
Microsoft Corp.	36,200		13,503,324
Motorola Solutions, Inc.	26,000		10,797,540
QUALCOMM, Inc.	64,900		11,992,871
Synopsys, Inc. (b)	19,900		8,876,793
Teledyne Technologies, Inc. (b)	17,100		11,403,990
			81,247,846

Materials - 12.8%
Air Products and Chemicals, Inc.	28,900		8,472,902
Corteva, Inc.	200,800		17,005,752
Ecolab, Inc.	40,800		11,367,288
Martin Marietta Materials, Inc.	20,300		11,707,010
RPM International, Inc.	77,400		8,603,010
			57,155,962

Utilities - 4.0%
American Water Works Co., Inc.	63,500		8,355,330
Xcel Energy, Inc.	121,600		9,764,480
			18,119,810
TOTAL COMMON STOCKS (Cost $293,300,686)			437,157,392

REAL ESTATE INVESTMENT TRUSTS - 1.4%	Shares		Value
Real Estate - 1.4%
Equity LifeStyle Properties, Inc.	96,200		6,200,090
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,765,896)			6,200,090

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.7%	Shares		Value
Money Market Funds - 3.7%
GS Financial Square Government Fund - Institutional Class, 3.53% (c)	16,322,310		16,322,310
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $16,322,310)			16,322,310

TOTAL INVESTMENTS - 102.9% (Cost $315,388,892)			459,679,792
Money Market Deposit Account - 0.8% (d)			3,727,097
Liabilities in Excess of Other Assets - (3.7)%		(0.03707)	(16,565,752)
TOTAL NET ASSETS - 100.0%			$ 446,841,137

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $15,854,715.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 437,157,392	$ –	$ –	$ 437,157,392
Real Estate Investment Trusts	6,200,090	–	–	6,200,090
Investments Purchased with Proceeds from Securities Lending	16,322,310	–	–	16,322,310
Total Investments	$ 459,679,792	$ –	$ –	$ 459,679,792

Refer to the Schedule of Investments for further disaggregation of investment categories.